EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY

                    THE INTERPUBLIC GROUP OF COMPANIES, INC.

                                OFFER TO EXCHANGE
      $500,000,000 AGGREGATE PRINCIPAL AMOUNT OF ITS 7 1/4% NOTES DUE 2011, WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
       FOR A LIKE AGGREGATE PRINCIPAL AMOUNT OF ITS 7 1/4% NOTES DUE 2011

         This form or one substantially equivalent hereto must be used to accept the Exchange Offer of The Interpublic Group of Companies, Inc. (the "Company") made pursuant to the prospectus dated December , 2001 (the "Prospectus"), if certificates for the outstanding $500,000,000 aggregate principal amount of its 7 1/4% Notes due 2011 (the "Initial Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to The Bank of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender the Initial Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof), must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Certificates for all tendered Initial Notes in proper form for transfer or a book-entry confirmation, as the case may be, and all other documents required by the Letter of Transmittal must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                                  DELIVERY TO:

                              The Bank of New York
                                 EXCHANGE AGENT

Y REGISTERED OR CERTIFIED MAIL:                          BY FACSIMILE:
     The Bank of New York                       (for eligible institutions only)
       15 Broad Street
         Lobby Level
   New York, New York 10007                          CONFIRM BY TELEPHONE:

  Attention: _______________

BY OVERNIGHT COURIER OR HAND:
     The Bank of New York
       15 Broad Street
         Lobby Level
   New York, New York 10007

  Attention: _______________



         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

         Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Initial Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Procedures for Tendering Initial Notes" section of the Prospectus.

Principal Amount of Initial Notes
Tendered1

$________________________________

Certificate Nos. (if available):

_________________________________

                                          If Initial Notes will be delivered by
Total Principal Amount Represented by     book-entry transfer to The Depository
Initial Notes Certificate(s):             Trust Company, provide account number.

$________________________________         Account Number


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ANY AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH
OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.
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                                PLEASE SIGN HERE


X________________________________               ________________________________


X________________________________               ________________________________
Signature(s) of Owner(s) or Authorized Signatory             Date


Area Code and Telephone Number:_______________________________


         Must be signed by the holder(s) of Initial Notes as their name(s) appear(s) on certificate(s) for Initial Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

------------------------
1 Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):          _____________________________________________________________

                  _____________________________________________________________



Capacity:         _____________________________________________________________


Address(es):      _____________________________________________________________

                  _____________________________________________________________

                  _____________________________________________________________

                  _____________________________________________________________

                                    GUARANTEE

         The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Initial Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Initial Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Initial Notes" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.


__________________________________            __________________________________
Name of Firm                                         Authorized Signature

__________________________________            __________________________________
Address                                                     Title

__________________________________            Name:_____________________________
                        Zip Code                      (Please Type or Print)

Area Code and Tel. No.____________            Dated:____________________________

NOTE: DO NOT SEND CERTIFICATES FOR INITIAL NOTES WITH THIS FORM. CERTIFICATES FOR INITIAL NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.